Combined Financial Statements
LACI LE BEAU CORPORATION AND RELATED ENTITIES
As of September 30, 1998 and
For the Nine Months Then Ended
with Independent Auditors' Report


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                          Combined Financial Statements
                  LACI LE BEAU CORPORATION AND RELATED ENTITIES


    TABLE OF CONTENTS
    -----------------


                                                                              Page
                                                                              ----
INDEPENDENT AUDITORS' REPORT                                                   1


COMBINED FINANCIAL STATEMENTS:


Combined Balance Sheet,
    September 30, 1998                                                         2

Combined Statement of Income,
  for the Nine Months Ended September 30, 1998                                 3

Combined Statement of Shareholder's Equity,
    for the Nine Months Ended September 30, 1998                               4

Combined Statement of Cash Flows
  for Nine Months Ended September 30, 1998                                     5

Notes to Combined Financial Statements                                        6-8


INDEPENDENT AUDITORS' REPORT


To the Shareholder of Laci Le Beau Corporation and
 Related Entities:

We have audited the accompanying combined balance sheet of Laci Le Beau Corporation and Related Entities (the "Company") as of September 30, 1998 and the related combined statements of income, shareholder's equity and cash flows for the nine months then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the accompanying combined financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1997 and September 30, 1998 and the results of its operations and its cash flows for the nine months then ended in conformity with generally accepted accounting principles.




December 10, 1998


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LACI LE BEAU CORPORATION AND RELATED ENTITIES

COMBINED BALANCE SHEET
SEPTEMBER 30, 1998



ASSETS
CURRENT ASSETS:
Cash                                                                  $6,626,344
Accounts receivable, less allowance for doubtful
 accounts of $7,500                                                      715,227
Inventories                                                            2,146,535
Prepaid expenses and other current assets                                335,093
                                                                      ----------
Total current assets                                                   9,823,199

PROPERTY AND EQUIPMENT:
Machinery and equipment                                                   75,714
Office equipment                                                          46,726
                                                                      ----------
Total property and equipment                                             122,440
Less accumulated depreciation                                             42,904
                                                                      ----------
Property and equipment, net                                               79,536
                                                                      ----------

TOTAL ASSETS                                                          $9,902,735
                                                                      ----------
                                                                      ----------

LIABLILITIES AND SHAREHOLDER'S EQUITY
CURRENT LIABILITIES:
Accounts payable                                                      $   86,473
Accrued income taxes                                                     394,250
Note payable to officer                                                  233,196
Accrued interest on note payable to officer                              270,025
                                                                      ----------
Total current liabilities                                                983,944

COMMITMENTS

SHAREHOLDER'S EQUITY:
Capital                                                                   80,000
Retained earnings                                                      8,838,791
                                                                      ----------
Total shareholder's equity                                             8,918,791
                                                                      ----------
                                                                      ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                            $9,902,735
                                                                      ----------
                                                                      ----------



See notes to combined financial statements.


                                       2

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LACI LE BEAU CORPORATION AND RELATED ENTITIES

COMBINED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1998



NET SALES                                                             $4,906,945

COST OF GOODS SOLD                                                     1,982,699
                                                                      ----------

GROSS PROFIT                                                           2,924,246

OPERATING EXPENSES:
Selling and marketing expenses                                         1,327,965
General and administrative expenses                                      553,145
                                                                      ----------
Total expenses                                                         1,881,110
                                                                      ----------

INCOME FROM OPERATIONS                                                 1,043,136

INTEREST EXPENSE                                                          29,211
                                                                      ----------

INCOME BEFORE PROVISION FOR INCOME TAXES                               1,013,925

PROVISION FOR INCOME TAXES                                               394,250
                                                                      ----------

NET INCOME                                                            $  619,675
                                                                      ----------
                                                                      ----------


See notes to combined financial statements.




                                       3

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LACI LE BEAU CORPORATION AND RELATED ENTITIES

COMBINED STATEMENT OF SHAREHOLDER'S EQUITY
NINE MONTHS ENDED SEPTEMBER 30, 1998



                                                                       TOTAL
                                                       RETAINED     SHAREHOLDER'S
                                         CAPITAL       EARINGS         EQUITY


Balance at January 1, 1998             $    80,000   $ 8,222,143    $ 8,302,143
Distributions                                 --          (3,027)        (3,027)
Net income                                    --         619,675        619,675
                                       -----------   -----------    ------------
Balance at September 30, 1998          $    80,000   $ 8,838,791    $ 8,918,791
                                       -----------   -----------    ------------
                                       -----------   -----------    ------------


See notes to combined financial statements.




                                       4

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LACI LE BEAU CORPORATION AND RELATED ENTITIES

COMBINED STATEMENT OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 1998



CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                          $   619,675
Adjustment to reconcile net income to net cash
 provided by operating activities:
   Depreciation                                          16,881
Changes in operating assets and liabilities
   Accounts receivable                                   37,953
   Inventories                                           47,832
   Prepaid expenses and other current assets           (255,790)
   Accounts payable                                      39,538
   Accrued income taxes                                 357,920
                                                    -----------
   Net cash provided by operating activities            864,009

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment                     (19,832)

CASH FLOW FROM FINANCING ACTIVITIES
Distribution                                             (3,027)
                                                    -----------
NET INCREASE IN CASH                                    841,150

CASH, BEGINNING OF PERIOD                             5,785,194
                                                    -----------

CASH, END OF PERIOD                                 $ 6,626,344
                                                    -----------
                                                    -----------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
 Cash paid during the period for:
         Interest                                   $        -0-
         Income taxes                               $        -0-



See notes to combined financial statements.




                                       5

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LACI LE BEAU CORPORATION AND RELATED ENTITIES


NOTES TO COMBINED FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Background - The combined financial statements of Laci Le Beau Corporation and Related Entities (collectively the Company) consists of the Laci Le Beau Corporation (LLB), a Californian corporation, Shay Lee Corporation
     (SLC), a California corporation, and Nutrition Products, Inc. (NPI), a sole proprietorship based in California. The Nutrition Products Trust of 1995 (the Trust) is the sole shareholder of each of these entities.

     The capital accounts of LLB and SLC consist of common stock with a basis of $30,000 and $50,000, respectively. There were no capital amounts for NPI at Sepember 30, 1998.

     Business Activity - The Company is a manufacturer and marketer of herbal teas that are sold through health food stores as well as food, drug and mass market retailers.

     Concentration of Credit Risk - Financial instruments that potentially subject the Company to significant concentrations of credit risk are principally cash and trade accounts receivable.

     The Company places its temporary cash investments in checking and savings accounts with high-quality financial institutions. At September 30, 1998, substantially all cash was on deposit with three financial institutions.

     Concentrations of credit risk with respect to trade accounts receivable are limited due to the large number of customers comprising the customer base and their dispersion across many different geographic areas. At September 30, 1998, two customers accounted for 32% and 25%, respectively, of the Company's trade receivables. The Company performs ongoing credit evaluations of its customers and normally does not require collateral to support accounts receivable.

     Major Customers - During the nine months ended September 30, 1998, two customers accounted for 14% and 12% of the Company's net sales, respectively.

     Major Supplier - The Company utilizes one vendor for its processing and bagging of teas. Total amounts paid to this vendor amounted to $819,300 for the nine months ended September 30, 1998.

     Inventories - Inventories consist primarily of raw materials and finished goods, which are stated at the lower of cost (first-in, first-out basis) or market.

     Property and Equipment - Property and equipment are stated at cost. The Company uses the straight-line method of depreciation.

     The estimated useful lives are as follows:


         Machinery and equipment   5 years
         Office equipment          5 years


     Revenue Recognition - The Company sells its products through health food stores as well as food, drug and mass market retailers directly and through a national broker network. Sales are recorded when products are shipped to customers. Net sales represents products shipped, less estimated returns and allowances for which provisions are made at the time of sale.

     Research and Development - Company-sponsored research and development costs related to both present and future products are expensed as incurred.

     Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between enacted rates and laws that will be in effect when the differences are expected to reverse.

     Deferred tax temporary differences and any related deferred tax assets or liabilities at September 30, 1998 were not material and the Company's effective tax rate for both periods approximates the statutory rates.

     Pervasiveness of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Fair Value of Financial Instruments - Based on borrowing rates currently available to the Company for bank loans with similar terms and maturities, the fair value of the Company's note payable to owner approximates the carrying value. Furthermore, the carrying value of all other financial instruments potentially subject to valuation risk (principally consisting of accounts receivable and accounts payable) also approximates fair value.

2.   INVENTORIES

     Inventories consist of the following at September 30, 1998:


         Raw material     $1,479,497
         Finished goods      667,038
                          -----------
         Total            $2,146,535
                          -----------
                          -----------



3.   NOTE PAYABLE TO OFFICER

     The Company has a 8% note payable on demand to an officer with a principal balance of $233,196 dated February 1989. No payments have been made on the note which has accrued interest at September 30, 1998 of $270,025.


4.   LEASE COMMITMENTS

     The Company leases its facilities under operating lease agreements with remaining terms of less than one year. Total lease expense was $91,436 for the nine month period ended September 30, 1998.


5.   SUBSEQUENT EVENT (UNAUDITED)

     Effective October 1, 1998, the Shareholder of the Company finalized an agreement to sell certain assets of the Company for $7.5 million. The combined financial statements do not contain any adjustments to reflect the sale of the Company's assets.